UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 18, 2011
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC (Address of Principal Executive Offices)	27518 (Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 18, 2011, the Company held its 2011 Annual Meeting of Stockholders to (i) elect eight members to the Board of Directors to serve as directors until the sooner of the election and qualification of their successors or the next annual meeting of stockholders; (ii) ratify the selection by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) hold an advisory vote on executive compensation; and (iv) hold an advisory vote on the frequency of future advisory votes on executive compensation. For more information about the foregoing matters, see the Company’s proxy statement dated April 18, 2011.
     As of March 28, 2011, the record date for the Annual Meeting, there were 25,703,434 shares of common stock issued, outstanding and entitled to vote. At the Annual Meeting, 23,039,491 shares of common stock were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Annual Meeting are set forth below.
Proposal No. 1 — Election of Eight Directors.

			Broker
Nominee	For	Withheld	Non-Vote

Craig A. Collard	16,907,986	766,678	5,364,827
Christopher Codeanne	17,601,222	73,442	5,364,827
Michael Enright	17,601,222	73,442	5,364,827
Michael Heffernan	17,645,555	29,109	5,364,827
Alessandro Chiesi	16,828,597	846,067	5,364,827
Anton Giorgio Failla	16,828,597	846,067	5,364,827
Robert M. Stephan	16,690,843	983,821	5,364,827
Marco Vecchia	16,811,213	863,451	5,364,827
     All director nominees were duly elected.
Proposal No. 2 — Ratification of the selection by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain
23,014,033	17,563	7,895
     This proposal was approved.
Proposal No. 3 — Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
17,576,942	58,626	39,096	5,364,827
     This proposal was approved on an advisory basis.
Proposal No. 4 — Advisory vote on the frequency of future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,999,990	60,696	15,602,956	11,022	5,364,827
     The stockholders approved, on an advisory basis, a triennial advisory vote on executive compensation. Based on these results, and consistent with the Company’s recommendation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Date: May 24, 2011	By:	/s/ Andrew K. W. Powell
Andrew K. W. Powell
Executive Vice President, General Counsel and Secretary